EXHIBIT 10.6

                      ACCESS SOLUTIONS INTERNATIONAL, INC.
                  1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                    Section 1
                                      Title

     This  Plan  shall  be  known  as  the  "Access  International,   Inc.  1997
Non-Employee Director Stock Option Plan".

                                    Section 2
                                 Purpose of Plan

     2.1. Purpose. The purpose of the Access Solutions International, Inc. 1997 Non- Employee Director Stock Option Plan is to promote the interests of Access Solutions International, Inc. (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

     2.2 Effective Date. This Plan shall become effective upon signature by the President of the Company after approval by the Board, but is subject to approval by a majority of the Company's stockholders given by written consent or by voting on such a matter at the next annual meeting of stockholders of the Company at which a quorum is present. Any Options granted pursuant to this Plan prior to such stockholder approval by the Company are valid, subject to such approval.

                                    Section 3
                                   Definitions

     3.1 "Board" means the Board of Directors of the Company.

     3.2 "Common Stock" means shares of Common Stock, $.01 par value, of the Company.

     3.3 "Company" means Access Solutions International, Inc., a Delaware corporation.

     3.4 "Director" means a member of the Board who is not an employee of the Company.

     3.5 "Disability" means inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve months, as determined pursuant to Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

     3.6 "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provisions of the Exchange Act include rules and regulations thereunder and successor provisions and rules thereto.

     3.7 "Option" means any non-qualified stock Option granted under the Plan.

     3.8 "Option Agreement" means any written agreement pursuant to the Plan between the Company and a Director regarding any Option.

     3.9 "Optionee" means a Director who has delivered to the Company a signed Option Agreement.

     3.10 "Option Shares" means shares of Common Stock that are issued or may be required to be issued upon exercise of an Option and shares that are issued thereafter with respect to such shares, including shares issued by reason of a stock split, consolidation, dividend, stock exchange, recapitalization, reclassification or the like.

     3.11  "Plan"  means  this  Access   Solutions   International,   Inc.  1997
Non-Employee Director Stock Option Plan, as amended from time to time.

                                    Section 4
                                 Administration

     4.1 Administration. This Plan shall be administered by the Board. The grant of Options to purchase shares of Common Stock under this Plan and the amount, price and nature of the awards shall be automatic as described in Section 5. Subject to the provisions of this Plan, the Board, in its sole discretion, is authorized to do all things necessary and/or desirable in connection with the administration of the Plan, including, without limitation, (i) subject to
Section 8 hereof, adopt, amend and rescind rules and regulations relating to the Plan, and (ii) interpret and construe the Plan and the terms and conditions of any Option granted hereunder. The Boards determination of all matters referred to its discretion shall be final and conclusive.

     4.2 Board Determinations. No member of the Board nor any officer, director, employee or agent of the Company shall be liable for any action or determination made, or other action taken, in good faith with respect to the Plan or any Option.

                                    Section 5
                         Terms and Conditions of Options

     5.1 Automatic Grant of Options. Subject to the availability of shares under this Plan:

     (a) each director who is not an employee of the Company and who: (i) is a member of the Board on the Effective Date of this Plan automatically shall be granted Options to purchase 25,000 shares of Common Stock on the Effective Date of this Plan; or (ii) is initially appointed or elected to the Board (and not on account of any subsequent election or reelection of such director) after the Effective Date of the Plan automatically shall be granted Options to purchase 25,000 shares of Common Stock sixty (60) days following such appointment or election.

     (b) each director who is not an employee of the Company automatically shall be granted, without further action by the Board, an Option to purchase 5,000 shares of Common Stock on the date of each annual meeting or special meeting in lieu of annual meeting of stockholders held after the Effective Date of the Plan (including the 1997 Annual Meeting.)

     5.2 Exercise Price. The purchase price of Option Shares granted under an Option shall be one hundred percent (100%) of the fair market value of the Option Shares on the date the Option is granted. If shares of Common Stock shall then be traded on a national securities exchange, such fair market value shall not be less than the mean of the highest and lowest sales price of the Common Stock upon such exchange on the day on which the Option shall have been granted, or if no sale shall have been made on such day, upon the next preceding day upon which such a sale shall have been made. If shares of Common Stock shall then be traded "over the counter", such fair market value shall not be less than the mean between the dealer "bid" and "ask" prices quoted by a recognized specialist of the Common Stock on the date upon which the Option shall have been granted, or if no such quotation shall have been made on such day, on the next preceding day on which such a quotation shall have been made. If the shares of Common Stock are not traded either over-the-counter or on a national securities exchange at the time that an Option is granted, the Board shall determine such fair market value.

     5.3 Period of Option. Except as otherwise provided herein, each Option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the Option.

     5.4 Vesting of Options. (a) Subject to the provisions of Sections 5.4(b) and (c), an Option granted pursuant to Section 5.1(a) shall vest in the Optionee and become exercisable in five equal annual installments of 20% of the total number of shares of Common Stock subject to the Option beginning on the date of the grant, so long as the Optionee remains a member of the Board; provided, however, that any Option granted prior to the date of shareholder approval of this Plan as referred to in Section 2 hereof shall not vest and become exercisable until the date of such shareholder approval. Options granted under
Section 5.1(b) shall vest and become exercisable immediately upon grant.

     (b) In the event of the death of any Optionee, all Options held by such Optionee on the date of his death shall become fully vested and immediately exercisable and the estate of such Optionee shall have the right, for a period of one year following such death, to exercise the Options of the Optionee, but not after the expiration date of the Option.

     (c) In the event of the resignation of an Optionee due to disability, all Options held by such Optionee on the date of such resignation shall become fully vested and exercisable and such Optionee shall have the right, for a period of one year following the date of such resignation, exercise the Options of the Optionee, but not after the expiration date of the Option.

     5.5 Forfeiture of Options. In the event that an Optionee is removed from the Board for a serious breach of conduct, all Options, whether vested or otherwise, shall be immediately forfeited and non-exercisable. Without limitation, activities which shall constitute a serious breach of conduct include: (i) disclosure or misuse of confidential information, (ii) activities in violation of the Corporation's policies, including without limitation, the Corporation's insider trading policy, and (iii) engaging in activities which adversely affect or which are inimical, contrary or harmful to the interests of the Corporation.

     5.6 Exercise of Options. (a) Subject to the terms and conditions of this Plan and the Option Agreements, an Option may be exercised by the holder thereof, in whole or in part, by giving written notice, signed by such holder, to the Company stating the number of shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full of the aggregate exercise price in cash or by personal check payable to the Company. No Option may be exercised with respect to any fractional share.

     (b) As promptly as administratively practicable following the receipt of the exercise notice hereunder, the Company shall issue a stock certificate registered in the name of the Optionee exercising such Option, representing the number of shares of Common Stock issued to such Optionee upon exercise of the Option.

     5.7 Transferability of Options. Any Option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the Optionee's lifetime only by him or her.

     5.8 Stock Option Agreement. Each grant of an Option under this Plan shall be evidenced by an agreement duly executed on behalf of the Company and the Optionee, dated as of the applicable date of the grant. Each such agreement shall set forth the number of Option Shares, the exercise price and the date upon which the Option becomes exercisable, and shall incorporate by reference the terms and conditions of this Plan.

                                    Section 6
                            Stock Subject to the Plan

     6.1 Available Shares. The total number of shares of Common Stock for which Options may be granted under this Plan shall not exceed 250,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan.

     6.2 Authorized Shares. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any Options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

     6.3 Termination or Expiration of Options. If any Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Common Stock previously subject to the Option shall again be available for the purposes of the Plan.

                                    Section 7
         Adjustments for Changes in Capitalization and Change in Control

     7.1. Change in Outstanding Common Stock. If the outstanding securities of the class then subject to this Plan are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon proper authorization of the Board, an appropriate and proportionate adjustment shall be made in the number and type of shares or other securities or cash or other property that may be acquired pursuant to the Options theretofore granted under this Plan and the maximum number and type of shares or other securities that may be issued pursuant to Options thereafter granted under this Plan.

     7.2 Option Agreement. Each Option Agreement may contain such provisions as the Board, in its discretion, shall determine to be appropriate for the termination of, adjustment in or vesting or repurchase of shares and Options, in the event of the dissolution or liquidation of the Company, or upon any consolidation or merger involving the Company, or upon sale or transfer of all or substantially all of the assets of the Company, or upon exchange by the stockholders of the Corporation of 80% or more of the shares of the Company for securities of another entity.

     7.3 No Prohibition on Company. The existence of any Option shall not in any way prevent the Company from engaging in any of the transactions described in this Section 7, nor shall it confer any rights upon the holder of any such Option to participate in any such transaction, except those expressly conferred by the Plan and the Option Agreement pursuant to which such Option shall have been granted.

     7.4 Assumption of Option. Nothing contained in this Plan shall prevent the assumption of an Option, or the substitution of a new Option for an Option, by any corporation, or the parent or subsidiary of any corporation, that becomes the employer of an Optionee by reason of a merger, consolidation, acquisition, reorganization or liquidation.

     7.5 Change in Control. (a) In the case of a Change in Control (as defined below) of the Corporation, each Option then outstanding shall immediately be nonforfeitable and exercisable in full.

     (b) A Change in Control shall occur if:

          (i) any "person" or "group of persons", as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, directly or indirectly purchases or otherwise becomes the "beneficial owner" (as defined in Rule 13d-4 of the Exchange Act) of, or has the right to acquire such beneficial ownership (whether or not such right is exercisable immediately, with the passage of time, or subject to any condition) of, or otherwise has the authority to vote directly or indirectly, securities representing forty percent (40%) or more of the combined voting power of all voting securities of the Corporation then outstanding, unless through a transaction arranged by, or consummated with the prior approval of the Board; or

          (ii) the Company becomes a party to a merger, consolidation or share exchange in which either;

     (A) the Company will not be the surviving corporation; or

     (B) the Company will be the surviving Corporation and any outstanding shares of Common Stock will be converted into shares of any other Company (other than a reincorporation or the establishment of a holding company involving no change in ownership of the Company) or other securities or cash or other property (excluding payments made solely for fractional shares); or

          (iii) the stockholders of the Corporation shall approve the sale of all or substantially all of the Corporation's business and/or assets to a person or entity which is not a wholly-owned subsidiary of the Corporation; or

          (iv) any other event that a majority of the Board, in its sole discretion, shall determine constitutes a Change of Control.

                                    Section 8
                      Amendment and Termination of the Plan

     8.1 Termination. Unless the Plan shall have been terminated sooner, the Plan shall terminate on, and no Option shall be granted after: (a) the later of the tenth (10th) anniversary of: (i) the date upon or as of which the Plan is adopted, or (ii) the date upon which the Plan is approved by the shareholders of the Company; or (b) the date upon which the total number of shares set forth in
Section 6.1 of the Plan shall have been issued pursuant to the Plan.

     8.2 Shareholder Amendment. The shareholders of the Company may terminate, modify or amend the Plan at any time. However, no such amendment or termination shall deprive the recipient of any Option theretofore granted under this Plan, without the consent of the recipient, of any of his or her rights thereunder or with respect thereto.

     8.3 Board Amendment. The Board also may amend, modify or terminate this Plan at any time and in any manner. However, no such amendment or termination shall deprive the recipient of any Option theretofore granted under this Plan, without the consent of the recipient, of any of his or her rights thereunder or with respect thereto.

                                    Section 9
                            No Rights as Stockholder

     Neither the recipient of an Option under this Plan or an Optionee's successor or successors in interest shall have rights as a stockholder of the Company with respect to any Option Shares until the date of issuance of a stock certificate for such shares of Common Stock. Neither this Plan nor the granting of an Option hereunder, nor any other action taken pursuant to this Plan shall constitute or be evidence of any agreement or understanding, express or implied, that a director has a right to continue as a director for any period of time or at any particular rate of compensation.

                                   Section 10
                                  Governing Law

     The Plan and all rights and obligations under this Plan shall be construed in accordance with and covered by the laws of the State of Delaware.

     EXECUTED as of the 24th day of October, 1997.

                                   ACCESS SOLUTIONS INTERNATIONAL INC.


                                   By:____________________________________